SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 3, 2003

HEI, Inc.

(Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
Exhibit Index
EX-99.1 Investor Presentation Slides

ITEM 9. REGULATION FD DISCLOSURE.

     On June 3, 2003, certain officers of HEI, Inc. delivered an investor presentation that included written communication comprised of slides, which are filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated: June 3, 2003	By	/s/ MACK TRAYNOR III

Mack Traynor III Its: Chief Executive Officer and President

Exhibit Index

Item No.	Description

99.1	Written communication comprised of slides shown during an investor presentation on June 3, 2003.